THE ASIA TIGERS FUND, INC.

                                                                   Annual Report
                                                                October 31, 1997






                            ADVANTAGE ADVISERS, INC.

                           The Asia Tigers Fund, Inc.



                                                               November 21, 1997

Dear Fund Shareholder,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1997. Beginning on page 2, the Fund's Investment Adviser provides a detailed look at the Fund's allocations and investments, as well as the economic and market conditions of the Asian region.

As you are probably already aware, this has been an extremely challenging period for the Fund. The Fund's net asset value ("NAV") closed at $9.68 per share on October 31, 1997, returning negative 22.2% over the period and outperforming its benchmark, the MSCI Asia Free Ex-Japan Index which was down 30.5% over the same time period. Since its inception, the Fund has provided its shareholders with broad, dollar-based exposure to the emerging equity markets of the Asian Pacific basin and the Indian subcontinent. As of October 31, 1997, the Fund held 102 issues in 13 Asian countries.

Many significant events have transpired in the region over the last year. Hong Kong's change in sovereignty earlier in the year from British to Chinese rule came and went with much anticipation, but little volatility. More recently, currency devaluations throughout the Asia Pacific basin have impacted performance. As is expected in this region, both political and economic events can lead to short-term volatility. The Investment Adviser expects to see further volatility in the short-term, primarily as a result of countries raising their domestic interest rates in an effort to stabilize their currencies. In spite of the volatility these markets have experienced in the last year, the Investment Adviser remains optimistic about the region's long-term growth potential.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

Report of the Investment Adviser                      The Asia Tigers Fund, Inc.


Performance

The twelve-month period ended October 31, 1997, was volatile for the Asia Ex-Japan equity investor. The regional benchmark which The Asia Tigers Fund, Inc. (the "Fund") uses for comparison purposes, the MSCI AC Asia Ex Japan Free index, tumbled 30.5%. During the same period, the Fund's net asset value (NAV) based return was negative 22.2%.

Six of the thirteen markets in which the Fund invests lost more than 40% in U.S. dollar terms during the year. Thailand and Bangladesh were the worst performing equity markets in the region, as these markets each lost more than 65% of their value in the twelve months ended October 31, 1997. Malaysia and the Philippines also performed poorly over the period, with each market falling more than 50%. Korea and Indonesia both lost more than 40%. Even Singapore, once considered a "safe haven" market within southeast Asia, was badly affected by the regional selloff, dropping 32% of its value in U.S. dollar terms. Hong Kong's 17.5% fall and Taiwan's 1.8% loss made these two "greater China" markets relatively strong performers in a regional context. Only four of the Fund's thirteen markets managed to register gains for the period. The small-capitalization markets of China, Sri Lanka and Pakistan each rose between 20% and 30%, while the Indian market rose 18%.

During the past year, currencies played a much larger role in the region's investment performance than in the past. Although already reflected in the performance figures cited above, the negative impact on the U.S.-dollar based Asian investor makes currency movements over the past twelve months worthy of special attention. Two currencies, the Thai Baht and the Indonesian Rupiah, each lost more than 55% of their value against the U.S. dollar, while the Malaysian Ringgit and Philippine Peso both lost more than 30%. North Asian currencies suffered as well; the Korean Won fell 16% and the Taiwan dollar lost 12%. The only currency exposure that did not hurt the Fund's investors during the period was the Hong Kong dollar, which held its value despite strong attacks by currency speculators.


--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call our toll-free phone number, (800) 421-4777. This number provides a recorded monthly market review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------

Country Allocation

The Fund shifted its geographic allocation during the twelve-month period. Allocations are made between countries in the region based on the Investment Adviser's view of changing underlying economic conditions and relative equity valuations. Since the end of October 1996, larger changes in the Fund's country weights include an investment increase in Taiwan and India and a decrease in Malaysia and Thailand. The Fund's cash level rose over the year from a low of 6.0% to 9.1% of total investments at year end. The charts below indicate the Fund's breakdown at the end of the Fund's last two fiscal years.

     [THE FOLLOWING DATA WAS DISPLAYED AS PIE CHARTS IN THE PRINTED MATTER]

   October 31, 1997                                            October 31, 1996

Bangladesh          0.0%                                      Sri Lanka     0.1%

Sri Lanka           0.2                                       Bangladesh    0.2

China               1.3                                       China         0.0

Pakistan            1.3                                       Pakistan      0.3

Philippines         1.5                                       Philippines   3.2

Thailand            2.0                                       Thailand      6.9

Hong Kong          32.0                                       Hong Kong    29.8

Korea               4.0                                       Korea         4.1

Indonesia           5.3                                       Indonesia     3.8

Malaysia            6.9                                       Malaysia     18.5

Cash (U.S.)         9.1                                       Cash (U.S.)   6.0

Taiwan             14.5                                       Taiwan       10.6

Singapore          10.9                                       Singapore     9.3

India              11.0                                       India         7.2


Regional Outlook

On July 2, 1997, the Thai Baht's devaluation brought the beginning of a new, harsh economic reality to southeast Asia's fast-growing economies. The unexpected currency devaluations across Asia immediately lowered living standards. Imported goods at fiscal year end 1997 cost the Asian consumer much more than they did in 1996. To bring stability back to each country's currency, domestic interest rates will be kept unusually high. Higher domestic interest rates will slow economic growth from its prior fast pace. During the next twelve months, we believe the Asian equity investor can expect disappointing results, including lower-than-expected economic and corporate profit growth combined with higher-than-expected inflation.

In addition to the regional currency factors, external threats to Asian markets, such as potential downside volatility on Wall Street and the continued outflow of investment in Asia, provide additional cause for concern in the short-term. As a prudent strategy, we intend to maintain a relatively high level of cash in the Fund. We do not expect there to be any major incentive to change this view in the immediate future.

We believe China remains the region's bright spot on the economic map. China is the largest and most important economy in the region and is in the fortunate position to lower interest rates in order to stimulate economic growth. China's strong growth will likely help the region in maintaining its growth advantage over the more developed economies of the West.

The Investment Adviser believes that the Asian markets remain arguably the best region in the world for long-term growth of equity capital, but the near-term outlook will remain challenging and difficult. Looking forward to 1998, we intend to position the portfolio, relative to the regional benchmark, to be overweight in India, Pakistan, Sri Lanka, Bangladesh and China. We intend to have a neutral position in both Hong Kong and Taiwan. We will remain somewhat cautious and underweight in the five other markets where the Fund invests, namely, Thailand, Malaysia, Philippines, Indonesia, and Korea.

Other

At a special meeting of the Fund held on September 30, 1997, the Fund's shareholders approved a new Investment Management Agreement for the Fund with Advantage Advisers, Inc. ("Advantage"), the Fund's Investment Manager, and a new Investment Advisory Agreement among the Fund, Advantage and Barclays Global Investors International Inc., the Fund's Investment Adviser. The new agreements took effect upon the closing on November 3, 1997 of the sale of Oppenheimer & Co., Inc. to CIBC Wood Gundy Securities Corp.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be at the meeting and (2) reduce the minimum permissible board committee size to one director.

The following comments provide the investor with a brief summary of the Investment Adviser's view on the Fund's target markets and on some of the stocks which make up the portfolio.

--------------------------------------------------------------------------------
Bangladesh

US$0.08 million, Less than 0.1% of the Fund's total investments, as of October 31, 1997.

The Fund's Bangladesh exposure was focused on one company listed on the Dhaka Stock Exchange. Because Bangladesh has one of the lowest per capita incomes in the world, some of the most severe cases of poverty occur there. On the other hand, prospects for large leaps in prosperity are perhaps easier to achieve and worthy of investors' attention.

Beximco Pharmaceuticals is the fourth largest company on the Dhaka Stock Exchange. Beximco Pharmaceuticals dominates the local pharmaceutical market distributing antibiotics, anti-ulcers, anti-rheumatics, anti-allergenics, anti-depressants and vitamins.

--------------------------------------------------------------------------------
China

US$2.5 million, 1.3% of the Fund's total investments, as of October 31, 1997.

During the 15th Party Congress, President Jiamg Zemin set priorities for China for the next five years. First, China will begin to address the problem of its state owned enterprises through privatizations, mergers and bankruptcies. Jiang made it clear that unemployment will rise as part of this process. In addition, China will reduce its armed forces by 500,000 during the next three years. Democratic elections will be expanded to villages and some urban areas and the government's role in business will be reduced.

Most of the Fund's greater China exposure is in Hong Kong-based firms that are significantly active in China, also known as "H-shares". The Fund holds one "H-share", a Chinese mainland state-owned enterprise which has listed a minority stake on the Hong Kong stock exchange.

Beijing Datang Power Generation Company develops, constructs, owns and operates coal-fired electric power plants in northern China. The company is in a key position to benefit from the rapid development occurring in the metropolitan area surrounding China's capital city.

--------------------------------------------------------------------------------
Hong Kong

US$63.2 million, 32.0% of the Fund's total investments, as of October 31, 1997.

Hong Kong's sovereignty changed to China from Britain during the the Fund's fiscal year, ending 150 years of British rule. Early in the period, both property and stock prices were strong, setting a series of new record highs. More recently, the Hong Kong Monetary Authority aggressively defended the value of the Hong Kong dollar against currency speculators by raising overnight borrowing rates as high as 300%. Hong Kong authorities have made it clear that they will endure higher domestic interest rates in order to defend the value of their currency. Property prices will likely fall in a high interest rate environment. In October, the new Chief Executive, C. H. Tung, gave his first policy address to the Special Administrative Region and declared improvements in housing, education and social welfare as his priority objectives. For example, Mr. Tung intends to boost home ownership from 52% currently to 70% in ten years time.

Hutchison Whampoa was the Fund's largest holding in Hong Kong as well as the biggest single holding as a percentage of total net assets. Hutchison Whampoa, the second largest listed company in Hong Kong by market capitalization, has operations in property, container terminals, telecommunication, retail/hotels, infrastructure, and investments. The company has the highest estimated three year earnings growth rate among all the Hong Kong conglomerates.

--------------------------------------------------------------------------------
India

US$21.8 million, 11.0% of the Fund's total investments, as of October 31, 1997.

Southeast Asia's difficulties have made the Indian subcontinent a relatively more insulated, attractive home for investment. India's economy is experiencing a cyclical upturn in economic growth and, as a result, strong corporate profits of 15% - 35% are likely to follow. Although the Indian currency may experience some devaluation pressure, it is likely to be less severe than in southeast Asia given the smaller representation of exports in the Indian economy.

The Fund's largest position in India was NIIT Limited. NIIT is one of India's largest and most successful computer software and training companies. The company carefully allocates capital among its operating divisions in order to maximize profits to shareholders. We expect NIIT's success to continue for the foreseeable future.

--------------------------------------------------------------------------------
Indonesia

US$10.5 million, 5.3% of the Fund's total investments, as of October 31, 1997.

The Indonesian Rupiah was caught in the recent currency turmoil of southeast Asia. In October 1997, the International Monetary Fund (IMF) offered a multi-billion dollar rescue package in an effort to restore investor confidence and set the economy back on course. In exchange for the assistance, the government announced the permanent closure of 16 smaller banks. As the world's fourth most populous country, Indonesia offers enormous opportunity for the long-term investor.

Telekomunikasi Indonesia was the Fund's largest investment in this nation of some 200 million people. The company is the dominant provider of both local and long distance telephone services. Over the medium term, we believe it will continue to benefit from its dominant market position, access-line growth and productivity gains.

--------------------------------------------------------------------------------
Korea

US$7.8 million, 4.0% of the Fund's total investments, as of October 31, 1997.

The Korean economy has recently suffered. Over-expansion, large debt and a downturn in many of its cyclical businesses have forced a large number of Korean companies to declare bankruptcy. Seven of Korea's largest business groups (known locally as Chaebols) are currently operating under bankruptcy protection. In May of this year, 10 people, including three former bank presidents, four legislators and the chairman of Hanbo Steel Company were sentenced to jail terms ranging from 3 to 15 years for their role in the "bribes for loans" case surrounding the collapse of Hanbo Steel. The Korean Won remains under severe devaluation pressure as investors have serious concerns about the problems which exist in the Korean financial system.

Pohang Iron & Steel is one of the world's largest and most efficient producers of steel. The Korean government has a majority stake in the company and it enjoys a near-monopoly position in its domestic market. In addition, as the domestic price of steel in Korea remains below the international price, a liberalization of prices will help the company's bottom line. We believe the stock is currently very attractively priced at less than 5 times 1998's consensus forecast earnings.

--------------------------------------------------------------------------------
Malaysia

US$13.6 million, 6.9% of the Fund's total investments, as of October 31, 1997.

Malaysia stands apart from the rest of the region as having the worst government policy response to the region's currency crisis. Prime Minister Dr. Mahathir labeled foreign investors, "manipulators, saboteurs and racists out to wreck the Malaysian economy." For a three-day period, the Malaysian government imposed capital controls which damaged the credibility of the country's financial system. Despite the poor policy response, Malaysia has achieved remarkable economic growth that has averaged in excess of 8% for the past decade.

The Fund's largest Malaysian investment was Petronas Gas. Petronas Gas is responsible for the processing and transmission of natural gas owned and extracted by its parent company, Petronas. The company has stable earnings growth forecast for the foreseeable future, as virtually all of its revenue is derived from predetermined reservation and flowrate charges.

--------------------------------------------------------------------------------
Pakistan

US$2.5 million, 1.3% of the Fund's total investments, as of October 31, 1997.

Pakistan's new Prime Minister is working diligently to put Pakistan's strained government finances in order. International focus on Pakistan's reforms should assist in putting the country on firmer footing for sustainable economic growth in the future.

The Fund's largest holding in Pakistan was Pakistan State Oil, the country's largest oil marketing company. The company's near-monopoly domestic position has allowed it to win key contracts such as the fuel supply agreement for the 1,292 MW Hub power station.

--------------------------------------------------------------------------------
Philippines

US$3.1 million, 1.5% of the Fund's total investments, as of October 31, 1997.

The Philippine Peso was caught up in the regional currency crisis and has lost more than 30% of its value against the U.S. dollar over the last year. Going forward, the Philippines should be least affected by the asset deflation occurring in most other Asian economies. Because the economy was the "sick man of Asia" for much of the boom decades of the 1970's and 1980's, financial assets did not inflate as much as in the neighboring "tiger" economies. In addition, the Philippines represents one of the best examples of a fully functioning democracy in Asia. In 1998, the country will elect a new President to replace outgoing President Ramos.

In the Philippines, the Fund's top holding was Philippine Long Distance Telephone (PLDT). PLDT, the country's dominant long distance phone company, has significant U.S. dollar revenues and is less adversely affected by the Peso devaluation than most Philippine companies.

--------------------------------------------------------------------------------
Singapore

US$21.5 million, 10.9% of the Fund's total investments, as of October 31, 1997.

Singapore is consistently ranked one of the most competitive economies in the world. The City-State offers excellent infrastructure, a highly educated workforce and a stable political environment. Although the Singapore dollar was not insulated from the downturn in Asian currencies, the underlying economic fundamentals suggest the currency should appreciate, not depreciate, against the U.S. dollar. Singapore's savings rate has consistently hovered around 50% and the government regularly runs a budget surplus.

The Fund's largest position in Singapore was Overseas Chinese Banking Corp.
(OCBC). OCBC is the largest bank in Singapore and the country's third largest stock by market capitalization. The company operates a total of 100 branches, 59 domestic and 41 overseas, and has extensive subsidiaries as well as a substantial landbank.

--------------------------------------------------------------------------------
Sri Lanka

US$0.4 million, 0.2% of the Fund's total investments, as of October 31, 1997.

Since 1983, Sri Lanka has existed under a cloud from civil war in the north of the country. The conflict has imposed high costs on the country, not only in lives lost, but in the budgetary strain of financing a significant military effort.

The Fund maintains a modest strategic exposure in Sri Lanka in light of the good growth possibilities, as the country adopts market-oriented policies. John Keells Holdings is a broadly diversified conglomerate with a focus on operating tourist facilities and services.

--------------------------------------------------------------------------------
Taiwan

US$28.7 million, 14.5% of the Fund's total investments, as of October 31, 1997.

Taiwan's economy is improving. Industrial output and money supply are growing from a low level. In addition, as domestic deposit rates have fallen, stocks have received a boost. Although earnings growth will be modest at about 10% in 1997 and the market valuations appear stretched at a price earnings ratio of 27, the positive liquidity environment and recovering economy make Taiwan an important component of the portfolio.

The Fund's largest holding in Taiwan was Cathay Life Insurance. Cathay Life is Taiwan's oldest and largest life insurance company with a dominant share of the insurance market. The company has become Taiwan's largest landowner with an estimated asset base valued at NT$646 billion as of the end of 1996.

--------------------------------------------------------------------------------
Thailand

US$3.9 million, 2.0% of the Fund's total investments, as of October 31, 1997.

Thailand has been a poor performing market with attacks made on its currency due to slower-than-expected exports and a high current account deficit. Persistent high real interest rates had a negative impact on corporate earnings and exacerbated asset quality concerns in the finance and property sectors. In recent months, the current deficit is improving.

In Thailand, the Fund's largest holding was PTT Exploration & Production Public (PTT&E). PTT&E is a gas exploration company with significant proven reserves and U.S. dollar revenues. We believe the stock has performed exceptionally well in difficult market conditions.

--------------------------------------------------------------------------------
Barclays Global Investors International Inc.
Hong Kong
November 1997

Schedule of Investments                                                                           The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
                   COMMON STOCKS                                              88.73%

                   BANGLADESH                                                  0.04%
                   Health/Personal Care                                        0.04%
    30,000         Beximco Pharmaceuticals(1) ......................................        $    116,527        $     82,917
                                                                                            ------------        ------------

                   TOTAL BANGLADESH ................................................             116,527              82,917
                                                                                            ------------        ------------

                   CHINA                                                       1.28%
                   Utilities - Electric & Gas                                  1.28%
 5,000,000         Beijing Datang Power Generation(1) ..............................           2,038,035           2,522,149
                                                                                            ------------        ------------
                   TOTAL CHINA .....................................................           2,038,035           2,522,149
                                                                                            ------------        ------------

                   HONG KONG                                                  31.97%
                   Banking                                                     5.86%
   575,000         Hang Seng Bank ..................................................           6,050,672           5,001,455
   290,200         HSBC Holdings ...................................................           3,501,330           6,568,583
                                                                                            ------------        ------------
                                                                                               9,552,002          11,570,038
                                                                                            ------------        ------------
                   Multi-Industry                                             13.07%
   270,000         Beijing Enterprises Holdings(1)..................................           1,503,950             902,735
 2,000,000         China Resources Enterprise ......................................           3,649,399           5,484,059
   850,000         Citic Pacific ...................................................           3,754,230           4,067,775
 1,450,000         Hutchison Whampoa ...............................................           9,036,787          10,033,628
 1,200,000         Shanghai Industrial Holdings ....................................           6,477,919           5,339,197
                                                                                            ------------        ------------
                                                                                              24,422,285          25,827,394
                                                                                            ------------        ------------
                   Real Estate                                                 7.95%
   950,000         Cheung Kong Holdings ............................................           6,398,342           6,604,475
   700,000         New World Development ...........................................           3,803,433           2,462,653
   900,000         Sun Hung Kai Properties .........................................           8,239,523           6,635,194
                                                                                            ------------        ------------
                                                                                              18,441,298          15,702,322
                                                                                            ------------        ------------
                   Utilities - Electric & Gas                                  5.09%
 1,300,000         China Light & Power .............................................           6,573,127           6,843,433
   950,000         Hong Kong Electric Holdings .....................................           3,472,477           3,219,298
                                                                                            ------------        ------------
                                                                                              10,045,604          10,062,731
                                                                                            ------------        ------------

                   TOTAL HONG KONG .................................................          62,461,189          63,162,485
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   INDIA                                                      11.05%
                   Automobiles                                                 1.04%
     1,050         Bajaj Auto ......................................................        $     19,483        $     16,709
    70,000         Mahindra & Mahindra .............................................             801,942             695,775
    40,000         Punjab Tractors .................................................             825,702             846,313
     3,600         Tata Engineering & Locomotive ...................................              51,080              31,526
    40,000         TVS Suzuki ......................................................             523,680             460,551
                                                                                            ------------        ------------
                                                                                               2,221,887           2,050,874
                                                                                            ------------        ------------
                   Banking                                                     0.23%
   140,000         Bank of Baroda ..................................................             582,367             464,812
       300         Oriental Bank of Commerce .......................................                 738                 489
                                                                                            ------------        ------------
                                                                                                 583,105             465,301
                                                                                            ------------        ------------
                   Building Materials & Components                             0.83%
   209,975         Gujarat Ambuja Cement ...........................................           1,882,828           1,645,414
                                                                                            ------------        ------------

                   Business/Public Service                                     1.51%
   170,000         NIIT ............................................................           1,059,888           2,990,349
                                                                                            ------------        ------------

                   Chemicals                                                   1.64%
   260,000         Reliance Industries .............................................           1,259,322           1,347,558
    90,000         Reliance Industries GDR .........................................           1,667,250           1,890,000
                                                                                            ------------        ------------
                                                                                               2,926,572           3,237,558
                                                                                            ------------        ------------
                   Electricals & Electronics                                   0.38%
   640,000         Crompton Greaves ................................................           2,897,811             752,279
                                                                                            ------------        ------------

                   Energy Sources                                              1.33%
   200,000         Hindustan Petroleum .............................................           2,114,604           2,625,827
                                                                                            ------------        ------------

                   Health/Personal Care                                        2.41%
    30,000         Dr Reddy's Laboratories .........................................             181,657             271,587
    64,000         Hindustan Lever .................................................           1,535,165           2,262,995
   114,000         Ranbaxy Labs ....................................................           2,302,706           2,219,222
                                                                                            ------------        ------------
                                                                                               4,019,528           4,753,804
                                                                                            ------------        ------------
                   Metals - Non Ferrous                                        0.60%
    63,000         Indian Aluminium ................................................             320,832             199,205
   292,788         Indian Aluminium GDR ............................................           1,552,367             988,160
                                                                                            ------------        ------------
                                                                                               1,873,199           1,187,365
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   INDIA(continued)
                   Telecommunications                                          1.04%
   235,000         Mahanagar Telephone Nigam .......................................        $  1,902,853        $  1,636,364
    30,000         Videsh Sanchar Nigam GDR1 .......................................             461,250             414,000
                                                                                            ------------        ------------
                                                                                               2,364,103           2,050,364
                                                                                            ------------        ------------
                   Textiles & Apparel                                          0.04%
    25,000         Arvind Mills ....................................................              83,396              72,176
                                                                                            ------------        ------------

                   TOTAL INDIA .....................................................          22,026,921          21,831,311
                                                                                            ------------        ------------


                   INDONESIA                                                   5.32%
                   Automobiles                                                 0.30%
   800,000         Astra International .............................................           1,459,569             593,620
                                                                                            ------------        ------------

                   Banking                                                     0.48%
 2,800,000         Bank Internasional Indonesia ....................................           1,865,615             601,942
 1,560,000         Bank Pan Indonesia ..............................................             840,736             346,186
   222,856         Bank Pan Indonesia Warrants (Exp. date 6/26/00)1 ................                   0               5,564
                                                                                            ------------        ------------
                                                                                               2,706,351             953,692
                                                                                            ------------        ------------
                   Beverage & Tobacco                                          0.65%
   450,000         Gudang Garam ....................................................           1,908,322           1,273,232
                                                                                            ------------        ------------

                   Energy Sources                                              0.32%
    30,000         Gulf Indonesia Resources ADR1 ...................................             647,101             630,000
                                                                                            ------------        ------------

                   Food & Household Products                                   0.80%
   500,000         Daya Guna Samudera ..............................................             732,591             644,937
   942,000         Indofoods Sukses Makmur1 ........................................           1,222,255             940,693
                                                                                            ------------        ------------
                                                                                               1,954,846           1,585,630
                                                                                            ------------        ------------
                   Forest Products & Paper                                     0.47%
 2,374,535         Indah Kiat Pulp & Paper .........................................           1,343,768             905,683
   199,960         Indah Kiat Pulp & Paper Warrants (Exp. date 7/01/02)1 ...........                   0              16,640
                                                                                            ------------        ------------
                                                                                               1,343,768             922,323
                                                                                            ------------        ------------
                   Insurance                                                   0.36%
 5,413,200         Asuransi Lippo Life .............................................           3,041,018             713,251
                                                                                            ------------        ------------

                   Multi-Industry                                              0.27%
 3,000,000         Mulia Industrindo ...............................................           1,673,873             540,915
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   INDONESIA (continued)
                   Telecommunications                                          1.67%
   170,000         Telekomunikasi Indonesia ADR ....................................        $  5,436,999        $  3,304,375
                                                                                            ------------        ------------

                   TOTAL INDONESIA .................................................          20,171,847          10,517,038
                                                                                            ------------        ------------


                   KOREA                                                       3.96%
                   Appliance & Household Durables                              0.60%
    30,000         Samsung Electronics .............................................           2,842,222           1,190,021
                                                                                            ------------        ------------

                   Chemicals                                                   0.29%
    50,000         LG Chemical .....................................................             871,601             569,948
                                                                                            ------------        ------------

                   Electrical & Electronics                                    0.15%
     5,000         LG Information & Communication ..................................             431,580             286,010
                                                                                            ------------        ------------

                   Electronic Components & Instruments                         0.29%
    35,000         LG Semiconductor ................................................           1,506,248             576,684
                                                                                            ------------        ------------

                   Energy Sources                                              0.34%
    50,000         Yukong ..........................................................           1,125,394             673,575
                                                                                            ------------        ------------

                   Metals - Steel                                              0.83%
    37,000         Pohang Iron & Steel .............................................           3,137,905           1,638,084
                                                                                            ------------        ------------

                   Telecommunications                                          0.89%
     3,782         SK Telecom ......................................................           2,848,857           1,281,784
     9,766         Sungmi Telecom Electronics ......................................           1,076,576             475,650
                                                                                            ------------        ------------
                                                                                               3,925,433           1,757,434
                                                                                            ------------        ------------
                   Utilities Electric & Gas                                    0.57%
    70,000         Korea Electric Power ............................................           2,369,164             993,782
     4,380         Samchully .......................................................             342,038             133,443
                                                                                            ------------        ------------
                                                                                               2,711,202           1,127,225
                                                                                            ------------        ------------

                   TOTAL KOREA .....................................................          16,551,585           7,818,981
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   MALAYSIA                                                    6.47%
                   Banking                                                     0.59%
   300,000         Malayan Banking .................................................        $  2,844,784        $  1,160,942
                                                                                            ------------        ------------

                   Beverage & Tobacco                                          0.51%
   125,000         Rothmans of Pall Mall ...........................................           1,181,806           1,003,075
                                                                                            ------------        ------------

                   Building Materials & Components                             0.40%
 1,200,000         Sungei Way Holdings .............................................           1,799,689             791,960
                                                                                            ------------        ------------

                   Leisure & Tourism                                           0.40%
 1,000,000         Magnum ..........................................................           1,811,735             782,961
                                                                                            ------------        ------------

                   Machinery & Engineering                                     0.60%
   500,000         United Engineers ................................................           3,086,952           1,184,941
                                                                                            ------------        ------------

                   Misc. Materials & Commodities                               0.48%
   400,000         Kuala Lumpur Kepong .............................................           1,020,369             959,952
                                                                                            ------------        ------------

                   Multi-Industry                                              1.43%
   510,000         Berjaya Sports Toto .............................................           2,291,277           1,392,230
 1,000,000         Sime Darby ......................................................           2,860,537           1,439,928
                                                                                            ------------        ------------
                                                                                               5,151,814           2,832,158
                                                                                            ------------        ------------
                   Utilities Electric & Gas                                    2.06%
    500,000        Malakoff ........................................................           2,099,535           1,199,940
    700,000        Petronas Gas ....................................................           2,200,160           1,889,906
   450,000         Tenaga Nasional .................................................           2,126,630             971,951
                                                                                            ------------        ------------
                                                                                               6,426,325           4,061,797
                                                                                            ------------        ------------

                   TOTAL MALAYSIA ..................................................          23,323,474          12,777,786
                                                                                            ------------        ------------


                   PAKISTAN                                                    1.25%
                   Energy Sources                                              1.25%
   800,000         Hub Power .......................................................           1,072,395           1,068,945
   130,000         Pakistan State Oil ..............................................             891,944           1,403,218
                                                                                            ------------        ------------
                                                                                               1,964,339           2,472,163
                                                                                            ------------        ------------

                   TOTAL PAKISTAN ..................................................           1,964,339           2,472,163
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   PHILIPPINES                                                 1.55%
                   Beverage & Tobacco                                          0.29%
   520,000         San Miguel-B ....................................................        $  1,779,389        $    579,408
                                                                                            ------------        ------------

                   Construction & Housing                                      0.11%
 2,600,000         D M Consunji Holdings1 ..........................................             813,613             205,360
                                                                                            ------------        ------------

                   Real Estate                                                 0.72%
 1,000,000         Ayala Land ......................................................             568,370             387,870
 3,800,000         Filinvest Land1 .................................................           1,353,894             343,018
 4,000,000         SM Prime ........................................................             931,651             699,577
                                                                                            ------------        ------------
                                                                                               2,853,915           1,430,465
                                                                                            ------------        ------------
                   Telecommunications                                          0.43%
    35,000         Philippine Long Distance Telephone ADR ..........................           1,099,095             848,750
                                                                                            ------------        ------------

                   TOTAL PHILIPPINES ...............................................           6,546,012           3,063,983
                                                                                            ------------        ------------


                   SINGAPORE                                                  10.90%
                   Automobiles                                                 1.00%
   450,000         Cycle & Carriage ................................................           4,047,665           1,971,429
                                                                                            ------------        ------------

                   Banking                                                     3.01%
   200,000         Development Bank of Singapore ...................................           2,354,342           1,866,667
   735,224         Overseas Chinese Bank Corporation ...............................           6,667,547           4,084,578
                                                                                            ------------        ------------
                                                                                               9,021,889           5,951,245
                                                                                            ------------        ------------
                   Beverage & Tobacco                                          0.74%
   290,000         Fraser & Neave ..................................................           2,548,116           1,454,603
                                                                                            ------------        ------------

                   Broadcasting/Publishing                                     0.59%
    85,000         Singapore Press Holdings ........................................           1,539,992           1,171,111
                                                                                            ------------        ------------

                   Electronic Components & Instruments                         1.48%
    50,000         Creative Technology1 ............................................           1,225,344           1,269,841
   215,000         Elec & Eltek International ......................................             987,262           1,548,000
    79,000         Natsteel Electronics1 ...........................................              73,926             115,867
                                                                                            ------------        ------------
                                                                                               2,286,532           2,933,708
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   SINGAPORE (continued)
                   Real Estate                                                 1.67%
   650,000         City Developments ...............................................        $  4,665,813        $  2,723,809
   228,000         City Developments Warrants (Expiration date 7/18/98)1 ...........           1,129,164             570,362
                                                                                            ------------        ------------
                                                                                               5,794,977           3,294,171
                                                                                            ------------        ------------
                   Telecommunications                                          1.12%
 1,400,000         Singapore Telecommunications ....................................           2,140,876           2,222,222
                                                                                            ------------        ------------

                   Transportation - Air                                        1.29%
   340,000         Singapore Airlines ..............................................           3,141,362           2,547,301
                                                                                            ------------        ------------

                   TOTAL SINGAPORE .................................................          30,521,409          21,545,790
                                                                                            ------------        ------------


                   SRI LANKA                                                   0.22%
                   Financial Services                                          0.11%
    52,000         Development Finance Corporation of Ceylon .......................             297,714             220,092
                                                                                            ------------        ------------

                   Multi-Industry                                              0.11%
    44,000         John Keells Holdings ............................................             255,026             224,509
                                                                                            ------------        ------------

                   TOTAL SRI LANKA .................................................             552,740             444,601
                                                                                            ------------        ------------


                   TAIWAN                                                     12.75%
                   Banking                                                     0.65%
   400,000         First Commercial Bank ...........................................           1,622,116           1,292,407
                                                                                            ------------        ------------

                   Chemicals                                                   2.49%
 3,099,500         Formosa Plastics Corporation ....................................           7,080,891           4,927,154
                                                                                            ------------        ------------

                   Data Processing                                             1.66%
 2,400,001         Acer Incorporation1 .............................................           4,810,928           3,287,885
                                                                                            ------------        ------------

                   Electrical & Electronics                                    0.86%
   400,000         Hon Hai Precision Industry1 .....................................           2,174,160           1,693,053
                                                                                            ------------        ------------

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Number                                                                      Percent
of Shares          Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   TAIWAN (continued)
                   Electronic Components & Instruments                         0.61%
   600,000         United Microelectronics1 ........................................        $  1,452,906        $  1,201,939
                                                                                            ------------        ------------

                   Insurance                                                   3.16%
 1,400,000         Cathay Life Insurance ...........................................           7,193,365           6,242,326
                                                                                            ------------        ------------

                   Metals - Steel                                              1.05%
 2,700,000         China Steel .....................................................           2,868,743           2,067,528
                                                                                            ------------        ------------

                   Real Estate                                                 2.27%
 2,500,000         Cathay Construction .............................................           3,983,307           2,665,590
 2,900,000         Pacific Construction1 ...........................................           2,571,626           1,808,401
                                                                                            ------------        ------------
                                                                                               6,554,933           4,473,991
                                                                                            ------------        ------------

                   TOTAL TAIWAN ....................................................          33,758,042          25,186,283
                                                                                            ------------        ------------


                   THAILAND                                                    1.97%
                   Banking                                                     0.57%
   170,000         Bangkok Bank Public .............................................           1,917,666             589,839
   195,000         Thai Farmer's Bank Public .......................................           1,864,849             531,598
                                                                                            ------------        ------------
                                                                                               3,782,515           1,121,437
                                                                                            ------------        ------------
                   Building Materials & Components                             0.20%
    47,000         Siam Cement .....................................................           2,261,927             398,364
                                                                                            ------------        ------------

                   Electronic Components & Instruments                         0.22%
    51,000         Delta Electronics Public ........................................             424,528             429,740
                                                                                            ------------        ------------

                   Energy Sources                                              0.59%
   115,000         PTT Exploration & Production Public .............................           1,513,251           1,168,526
                                                                                            ------------        ------------

                   Utilities Electric & Gas                                    0.39%
   462,000         Electricity Generating Public ...................................           1,243,273             767,138
                                                                                            ------------        ------------

                   TOTAL THAILAND ..................................................           9,225,494           3,885,205
                                                                                            ------------        ------------

                   TOTAL COMMON STOCKS .............................................         229,257,614         175,310,692

Schedule of Investments (continued)                                                               The Asia Tigers Fund, Inc.
October 31, 1997

Par Value                                                                   Percent
($000)             Security                                              of Holdings                Cost               Value
============================================================================================================================
COMMON STOCKS (continued)

                   MALAYSIA
                   Telecommunications                                          0.41%
     1,000         Telekom Malaysia 4.00%, 10/03/04 ................................        $  1,054,375        $    805,000
                                                                                            ------------        ------------

                   TAIWAN
                   Electrical & Electronics                                    1.76%
     3,300         Taiwan Semiconductors Zero Coupon Bond, 07/03/021 ...............           3,627,265           3,481,500
                                                                                            ------------        ------------

                   TOTAL CONVERTIBLE BONDS .........................................           4,681,640           4,286,500
                                                                                            ------------        ------------

                   SHORT-TERM OBLIGATIONS                                      9.10%

                   TIME DEPOSIT                                                6.58%
    13,000         Chase Manhattan Bank London Time Deposit  5.00%, 11/3/97 ........        $ 13,000,000        $ 13,000,000
                                                                                            ------------        ------------

                   TOTAL TIME DEPOSIT ..............................................          13,000,000          13,000,000
                                                                                            ------------        ------------

                   UNITED STATES TREASURY BILL                                 2.52%
     5,000         U.S. Treasury Bill 5.35%, 11/20/97 ..............................           4,986,436           4,986,790
                                                                                            ------------        ------------

                   TOTAL UNITED STATES TREASURY BILL ...............................           4,986,436           4,986,790
                                                                                            ------------        ------------

                   TOTAL SHORT-TERM OBLIGATIONS ....................................          17,986,436          17,986,790
                                                                                            ------------        ------------

                   TOTAL INVESTMENTS(2) .....................................100.00%        $251,925,690        $197,583,982
                                                                                            ============        ============

---------------
Footnotes and Abbreviations

ADR - American Depository Receipts
GDR - Global Depository Receipts

(1) Non-income producing security
(2) Aggregate cost for Federal income tax purposes is $252,227,170.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                  Excess of value over tax cost                             $ 11,984,232
                  Excess of tax cost over value                              (66,627,420)
                                                                            ------------
                                                                            $(54,643,188)
                                                                            ============


See accompanying notes to financial statements.

Statement of Assets and Liabilities                   The Asia Tigers Fund, Inc.
October 31, 1997

Assets

Investments, at value (Cost $251,925,690) ....................................   $ 197,583,982
Cash (including $737,829 of foreign currency holdings with a cost of $745,314)       1,192,912
Receivables:
    Dividends ................................................................         130,232
    Interest .................................................................           8,467
Unamortized organization costs ...............................................          26,263
Prepaid expenses .............................................................          93,837
                                                                                 -------------
    Total Assets .............................................................     199,035,693
                                                                                 -------------

Liabilities

Due to Investment Manager ....................................................         197,765
Due to Administrator .........................................................          39,553
Accrued expenses .............................................................         209,459
                                                                                 -------------
    Total Liabilities ........................................................         446,777
Net Assets ...................................................................   $ 198,588,916
                                                                                 =============

NET ASSET VALUE PER SHARE ($198,588,916/20,514,984) ..........................           $9.68
                                                                                 =============


Net assets consist of:
Capital stock, $0.001 par value; 20,514,984 shares issued
    and outstanding (100,000,000 shares authorized) ..........................   $      20,515
Paid-in capital ..............................................................     285,743,977
Accumulated net realized loss on investments and
    foreign currency related transactions ....................................     (32,820,898)
Net unrealized depreciation in value of investments and on translation of
    other assets and liabilities denominated in foreign currencies ...........     (54,354,678)
                                                                                 -------------
                                                                                 $ 198,588,916
                                                                                 =============


See accompanying notes to financial statements.

Statement of Operations                               The Asia Tigers Fund, Inc.
For the Year Ended October 31, 1997

Investment Income
Dividends (Net of taxes withheld of $241,491) ....................................................................     $  3,564,094
Interest .........................................................................................................        1,444,935
                                                                                                                       ------------
     Total Investment Income .....................................................................................        5,009,029
                                                                                                                       ------------

Expenses
Management fees .................................................................................     $  2,691,353
Custodian fees ..................................................................................          554,001
Administration fees .............................................................................          538,271
Legal fees ......................................................................................          143,152
Insurance .......................................................................................          137,205
Audit fees ......................................................................................           75,999
Transfer agent fees .............................................................................           72,001
NYSE fees .......................................................................................           32,324
Amortization of organizational costs ............................................................           24,327
Directors' fees .................................................................................           23,700
Printing ........................................................................................           20,954
Interest expense ................................................................................            1,903
Miscellaneous ...................................................................................           15,001
                                                                                                      ------------
     Total expenses ..............................................................................................        4,330,191
                                                                                                                       ------------
     Net Investment Income .......................................................................................         678,838
                                                                                                                       ------------

Net Realized and Unrealized Gain (Loss) On Investments,
    Foreign Currency Holdings and Translation of Other Assets
    and Liabilities Denominated In Foreign Currencies:
Net realized gain (loss) from:
    Security transactions (Net of foreign taxes withheld of $208,086) ............................................        4,063,044
    Foreign currency related transactions ........................................................................         (806,358)
                                                                                                                       ------------
                                                                                                                          3,256,686
Net change in unrealized depreciation in value of investments, foreign currency holdings
and translation of other assets and liabilities denominated in foreign currencies ................................      (60,720,179)
                                                                                                                       ------------

Net realized and unrealized loss on investments, foreign currency holdings and translation
of other assets and liabilities denominated in foreign  currencies ...............................................      (57,463,493)
                                                                                                                       ------------

Net decrease in net assets resulting from operations .............................................................     $(56,784,655)
                                                                                                                       ============


See accompanying notes to financial statements.

Statement of Changes in Net Assets                    The Asia Tigers Fund, Inc.

                                                                            For the Year      For the Year
                                                                                Ended             Ended
                                                                          October 31, 1997  October 31, 1996
                                                                          ----------------  ----------------
Increase (Decrease) In Net Assets

Operations
Net investment income ...................................................   $     678,838    $   1,084,483
Net realized gain (loss) on investments and foreign currency
    related transactions ................................................       3,256,686       (2,266,009)
Net change in unrealized appreciation (depreciation) in value of investments,  foreign currency holdings and translation of other
    assets and liabilities denominated in foreign currencies ............     (60,720,179)      11,276,163
                                                                            -------------    -------------
        Net increase (decrease) in net assets resulting from operations..     (56,784,655)      10,094,637
                                                                            -------------    -------------

Distributions to shareholders from
Net investment income ($0.00 and $0.08 per share, respectively) .........         (53,053)      (1,661,714)
In excess of net investment income ($0.04 per share) ....................        (767,547)            --
                                                                            -------------    -------------
    Net decrease in net assets from distributions .......................        (820,600)      (1,661,714)

Total increase (decrease) in net assets .................................     (57,605,255)       8,432,923
                                                                            -------------    -------------

Net Assets
Beginning of year .......................................................     256,194,171      247,761,248
                                                                            -------------    -------------

End of year (including undistributed net investment income of
     $257,188 as of  October 31, 1996) ..................................   $ 198,588,916    $ 256,194,171
                                                                            =============    =============



See accompanying notes to financial statements.

Financial Highlights                                  The Asia Tigers Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                             For the Period
                                                                                                           November 29, 1993
                                                                                                             (Commencement
                                                  For the           For the               For the            of Operations)
                                                Year Ended        Year Ended            Year Ended              Through
                                              October 31,1997   October 31, 1996      October 31, 1995      October 31, 1994
                                              ---------------   ----------------      ----------------      ----------------
 Per Share Operating Performance
 Net asset value, beginning of period ..........  $  12.49          $  12.08              $  13.89              $  13.97(1)
                                                  --------          --------              --------              --------
 Net investment income .........................      0.03              0.05                  0.09                  0.05
 Net realized and unrealized gains (losses)
    on investments, foreign currency
    holdings, and translation of other
    assets and liabilities denominated
    in foreign currencies. .....................     (2.80)             0.44                 (1.67)                (0.11)
                                                  --------          --------              --------              --------
 Net increase (decrease) from investment
    operations .................................     (2.77)             0.49                 (1.58)                (0.06)
                                                  --------          --------              --------              --------

 Less Distributions:
    Dividends from net investment income .......     (0.00)++          (0.08)                (0.06)                (0.02)
    In excess of net investment income .........     (0.04)             --                   --                      --
    Distributions from net realized gains ......      --                --                   (0.17)                  --
                                                  --------          --------              --------              --------
 Total dividends and distributions .............     (0.04)            (0.08)                (0.23)                (0.02)
                                                  --------          --------              --------              --------
 Net asset value, end of period. ...............  $   9.68          $  12.49              $  12.08              $  13.89
                                                  ========          ========              ========              ========

 Per share market value, end of period .........  $   7.94          $  10.38              $  10.38              $  12.38
 Total Investment Return Based on
 Market Value(2) ...............................    (23.23)%            0.59%               (14.17)%              (11.65)%

 Ratios/Supplemental Data:
 Net assets, end of period (in 000s) ...........  $198,589          $256,194              $247,761              $284,910
 Ratios of expenses to average net assets ......      1.60%             1.60%                 1.65%                 1.60%(3)
 Ratios of net investment income to
    average net assets. ........................      0.25%             0.41%                 0.71%                0.38%(3)
 Portfolio turnover. ...........................     95.38%            91.57%                77.88%                45.51%
 Average commission rate paid+ .................  $ 0.0096          $ 0.0084                   N/A                   N/A


1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

3    Annualized

+ Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

++   Less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements                         The Asia Tigers Fund, Inc.
October 31, 1997


NOTE A:  Summary of Significant Accounting Policies

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of common stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), formerly known as Oppenheimer & Co,. Inc., and 3,567 shares of capital stock to Barclays Global Investors International Inc. ("BGI"). At October 31, 1997, CIBC Oppenheimer and BGI each owned 3,567 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1997, the Fund had a net capital loss carryover of $32,519,420, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
October 31, 1997

Of the aggregate capital losses, $30,672,532 will expire in the year 2003 and $1,846,888 will expire in the year 2004.

Dividend and interest income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
October 31, 1997

During the year ended October 31, 1997, the Fund reclassified $877,675 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses, foreign withholding taxes and gains on sales of passive foreign investment companies. In addition, the fund reclassified ($767,547) from distribution in excess of net investment income to paid-in capital. Net investment income and net assets were not affected by the change.

Loans of Portfolio Securities. The Fund may lend portfolio securities from time to time. When the Fund lends its securities, it continues to earn dividends on such securities loaned. The cash collateral received from the borrower is required to be at least equal at all times to 105 percent of the market value of the securities (outside the U.S.) loaned, which are marked-to-market daily. Such collateral is invested in short term instruments by the lending agent and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund. For the year ended October 31, 1997, net earnings to the Fund from investment of such collateral was $16,308 after deducting borrowers' rebate and agency fees of $281,643 and $16,299 respectively. At October 31, 1997, the Fund had no securities on loan.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: Management, Investment Advisory, and Administrative Services

On November 3, 1997 CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Advantage Advisers, Inc., the Fund's Investment Manager. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., whose name was changed to CIBC Oppenheimer Corp. ("CIBC Oppenheimer").

Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"), and BGI serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. For its services, the Investment Manager receives from the Fund monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1997, fees paid to the Investment Manager amounted to $2,691,353, of which the Investment Manager informed the Fund it paid $1,345,676 to the Investment Adviser.

CIBC Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 1997, these fees amounted to $538,271. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement of PFPC Inc.

Notes to Financial Statements (concluded)             The Asia Tigers Fund, Inc.
October 31, 1997

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in conection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $227,552,300 and $229,626,732, respectively, for the year ended October 31, 1997.

NOTE D: Other

At October 31, 1997, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India, Indonesia and Pakistan valued at approximately $5,473,819 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in these countries normally preclude the Fund from selling such securities until the completion of the registration process.

--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $449,576 during the fiscal year ended October 31, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the same year, the Fund distributed $820,600 of foreign source income.
--------------------------------------------------------------------------------

Report of  Independent Accountants                    The Asia Tigers Fund, Inc.

To the Board of Directors and Shareholders of The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 29, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 19, 1997

Results of Annual Shareholder Meeting                 The Asia Tigers Fund, Inc.

Annual Meeting

The Fund held its Annual Meeting of Shareholders on February 21, 1997. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1997. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

     Nominee                  Votes For     Votes Against       Votes Abstained
     -------                  ---------     -------------       ---------------

     Jeswald W. Salacuse      13,397,263          0                476,522

     Robert A. Blum           13,406,606          0                467,179

Effective November 3, 1997 Robert A. Blum, the President of the Fund, resigned as a member of the Board of Directors of the Fund to comply with certain provisions of the Investment Company Act of 1940 in connection with the acquisition of Oppenheimer & Co., Inc. by CIBC Wood Gundy Securities Corp. At October 31, 1997, in addition to Jeswald W. Salacuse, the other directors of the Fund were as follows:

     Alan H. Rappaport

     Charles F. Barber

     Leslie H. Gelb

II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

           Votes For        Votes Against        Votes Abstained
           ---------        -------------        ---------------

           13,538,757          191,062                143,966

Special Meeting

The Fund held a Special Meeting of Shareholders on September 30, 1997, of which a new Investment Management Agreement, with Advantage Advisers, Inc. and a new Investment Advisory Agreement with Barclays Global Investors International Inc. were approved. The following table provides information concerning the matters voted on at the meeting:

I. Approval of a new Management Agreement

           Votes For        Votes Against        Votes Abstained
           ---------        -------------        ---------------

           11,891,379        1,479,318              1,260,400

II. Approval of a new Investment Advisory Agreement

           Votes For        Votes Against        Votes Abstained
           ---------        -------------        ---------------

           12,644,942          723,227              1,262,927

Dividends and Distributions                           The Asia Tigers Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

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

                           THE ASIA TIGERS FUND, INC.



                               INVESTMENT MANAGER:
                            ADVANTAGE ADVISERS, INC.


                               INVESTMENT ADVISER:
                            BARCLAYS GLOBAL INVESTORS
                               INTERNATIONAL INC.


                                 ADMINISTRATOR:
                             CIBC OPPENHEIMER CORP.


                               SUB-ADMINISTRATOR:
                                    PFPC INC.


                                 TRANSFER AGENT:
                         PNC BANK, NATIONAL ASSOCIATION


                                   CUSTODIAN:
                            THE CHASE MANHATTAN BANK